UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave. Suite A - 638
Henderson, Nevada		89052
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for 0.069593885 shares of common stock at an exercise price of $165.24 per whole share	CLSKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Senior Secured Notes Offering

General

On September 25, 2026, CSDC Finance I, LLC (“CSDC Finance” or the “Issuer”), a wholly-owned indirect subsidiary of CleanSpark, Inc. (“CleanSpark” or the “Company”), completed its previously announced private offering of 7.875% Senior Secured Notes due 2031 (the “Notes”). The Notes were sold under a purchase agreement, dated as of September 18, 2026, entered into by and among the Company, CSRE Properties Sandersville, LLC, a wholly-owned subsidiary of CSDC Finance (the “Subsidiary Guarantor”), and Morgan Stanley & Co. LLC as representative of the initial purchasers, for resale to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The aggregate principal amount of Notes sold in the offering was $2,276.0 million.

The Notes were issued at a price equal to 98.500% of their principal amount. CSDC Finance intends to use the net proceeds from the offering to (1) finance the remaining cost of the Sandersville Facility, a data center facility located in Sandersville, Georgia (the “Sandersville Facility”), (2) reimburse the Company for certain prior equity contributions made in respect of the Sandersville Facility and (3) fund debt service reserves.

On September 25, 2026, CSDC Finance, the Subsidiary Guarantor and CSDC Holdings I, LLC, direct parent of CSDC Finance, entered into an indenture (the “Indenture”) with respect to the Notes with U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and collateral agent.

Maturity and Interest Payments

The Notes are senior secured obligations of CSDC Finance and bear interest at a rate of 7.875% per year payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2027. The Notes will mature on October 1, 2031, unless earlier redeemed or repurchased in accordance with their terms.

Amortization of Principal

The principal amount of the Notes will amortize on a semi-annual basis on April 1 and October 1 of each year following the Final Commencement Date (as such term is defined in the Indenture) in an amount necessary to achieve the Target Project Debt Service Coverage Ratio (as such term is defined in the Indenture) as of such payment date.

Redemption

On or after October 1, 2028, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, at the redemption prices set forth in the Indenture.

Prior to October 1, 2028, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any.

In addition, prior to October 1, 2028, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes in an amount not to exceed the amount of the proceeds of certain equity offerings, at the redemption price set forth in the Indenture, plus accrued and unpaid interest.

Certain Covenants

The Indenture limits the ability of the Issuer and the Subsidiary Guarantor to, among other things: (i) incur or guarantee certain additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, capital stock and make other restricted payments; (iii) make certain investments; (iv) create or incur liens; (v) consummate certain asset sales; (vi) enter into sale and leaseback transactions; (vii) hold assets or conduct operations unrelated to the operation of the Sandersville Facility; (viii) engage in certain transactions with its affiliates; and (ix) merge, consolidate or transfer or sell all or substantially all of its assets.

These covenants are subject to a number of important qualifications and exceptions. Additionally, upon the occurrence of specified change of control events, CSDC Finance must offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the purchase date. The Indenture also provides for customary events of default.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture (and the form of note included therein), a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 hereto and is hereby incorporated herein by reference.

Completion Guarantee

CleanSpark will provide a customary completion guarantee with respect to the Sandersville Facility, under which it will fund the Issuer as necessary to ensure the timely completion of the Sandersville Facility in the event that the proceeds of the Notes and the available funds (including prior equity contributions by CleanSpark relating to the Sandersville Facility) are insufficient to do so.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report on Form 8-K that are not statements of historical fact, such as statements regarding the intended use of the net proceeds, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CleanSpark and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: volatility in the price of CleanSpark’s securities due to a variety of factors, including changes in the competitive and regulated industry in which CleanSpark operates, CleanSpark’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting CleanSpark’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. Potential investors, stockholders and other readers are cautioned to carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CleanSpark’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the Securities and Exchange Commission (“SEC”) on November 25, 2025, CleanSpark’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2025 filed with the SEC on February 5, 2026, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 filed with the SEC on May 11, 2026, Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026 filed with the SEC on August 6, 2026, and in CleanSpark’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and CleanSpark assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of September 25, 2026, among CSDC Finance I, LLC, CSRE Properties Sandersville, LLC, CSDC Holdings I, LLC, and U.S. Bank Trust Company, National Association, as trustee and collateral agent, relating to the 7.875% Senior Secured Notes due 2031.

99.1	Press Release of the Company, dated September 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2026

CLEANSPARK, INC.

By:	/s/ Gary A. Vecchiarelli
Gary A. Vecchiarelli President and Chief Financial Officer